January 7, 2016
DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Preferred Government Money Market Fund
- Hamilton Shares
- Agency Shares
- Classic Shares
- Premier Shares
Supplement to Prospectus dated May 1, 2015, as revised November 1, 2015 and Current Statement of Additional Information
The following changes will take effect on January 15, 2016
The following will replace the second sentence in the section in the fund's prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares":
In general, the fund's minimum initial investment is $500 million and there is no minimum subsequent investment.
The following will replace any contrary information in the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
The minimum initial investment is $500 million, with no minimum subsequent investment, unless: (a) the investor has invested at least $500 million in the aggregate among the fund, Dreyfus Institutional Preferred Money Market Fund and Dreyfus Institutional Preferred Plus Money Market Fund; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $500 million in such funds.
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The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund or Dreyfus Institutional Preferred Treasury Money Market Fund.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.